SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

-
FORM 8-K

-
CURRENT REPORT

Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of report (Date of earliest event reported): February 22, 2007

-
FIRST UNITED CORPORATION
(Exact name of registrant as specified in its charter)

Maryland	01-4237	52-1380770
(State of Incorporation)	(Commission File No.)	(IRS Employer Identification Number)

19 South Second Street, Oakland, Maryland 21550
(Address of principal executive offices, including Zip Code)

Registrant’s telephone number, including area code: (301) 334-9471

-
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

INFORMATION TO BE INCLUDED IN THE REPORT

ITEM 2.02. Results of Operation and Financial Condition.

On February 22, 2007, First United Corporation issued a press release describing its financial results for the three- and 12-month periods ended December 31, 2006, a copy of which is furnished herewith as Exhibit 99.1.

The information contained in this Item 2.02 and in Exhibit 99.1 hereto shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

ITEM 9.01. Financial Statements and Exhibits.

(c) Exhibit 99.1     Press Release dated February 22, 2007 (furnished herewith).

SIGNATURE

Pursuant to the requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

FIRST UNITED CORPORATION

Dated: February 23, 2007	By:	/s/ Robert W. Kurtz
Robert W. Kurtz
President and Chief Risk Officer

EXHIBIT INDEX

Exhibit	Description

99.1	Press Release dated February 22, 2007 (furnished herewith)